Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	Seventy Seven Finance Inc. et al.	Case No:	16-11409 (LSS)
	Debtors		Jointly Administered

		Reporting Period:	6/7/16 - 6/30/16

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

Required Documents	Form No.	Document Attached	Explanation Attached	Affidavit /Supp. Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of bank reconciliations)	MOR-1a	Yes	Note 1
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of Bank Statements		No	Note 2
Cash Disbursement Journals		No	Note 2
Statement of Operations	MOR-2	Yes	Note 3
Balance Sheet	MOR-3	Yes	Note 3
Status of Postpetition Taxes		No	Note 4
Copies of IRS Form 6123 or payment receipt		No	Note 2
Copies of tax returns filed during reporting period		No	Note 2
Summary of Unpaid Postpetition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes	Note 2
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

Note(s):

(1)	Per discussion with UST, a bank account listing with current balances is sufficient for Bank Reconciliation Report
(2)	Due to volume of records, no attachment is provided, but copies available to UST upon request
(3)	Per discussion with UST, consolidating financials noting liabilities subject to compromise satisfies requirement
(4)	Per discussion with UST, this requirement has been waived

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

/s/ Cary D. Baetz	July 19, 2016
Signature of Authorized Individual *	Date

Cary D. Baetz	Chief Financial Officer
Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager if debtor is a limited liability company.

MOR Cover

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	Seventy Seven Finance Inc. et al.	Case No:	16-11409 (LSS)
	Debtors		Jointly Administered

		Reporting Period:	6/7/16 - 6/30/16

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Debtor Entity Detail

Amounts Expressed in $‘000 unless otherwise specified

Debtor Entity :	Seventy Seven Operating LLC	Nomac Drilling, L.L.C.	Great Plains Oilfield Rental, L.L.C.	Performance Technologies, L.L.C.	PTL Prop Solutions, L.L.C.	Seventy Seven Finance Inc.	Seventy Seven Energy Inc.	Seventy Seven Land Company LLC	SSE Leasing LLC	Keystone Rock & Excavation, L.L.C.	Western Wisconsin Sand Company, LLC	Consolidated Debtors
Case No. :	16-11411	16-11414	16-11412	16-11415	16-11416	16-11409	16-11410	16-11413	16-11417	16-11418	16-11419
Beginning Book Cash												$57,858
Cash Receipts
Customer Cash Receipts	$—	$16,788	$1,766	$33,379	$—	$—	$—	$—	$—	$—	$—	$51,933
Miscellaneous Cash Receipts	1,132	171	8	82	—	—	—	—	—	—	—	1,393

Total Cash Receipts	$1,132	$16,959	$1,775	$33,461	$—	$—	$—	$—	$—	$—	$—	$53,327
Operating Cash Disbursements
Labor Cost	$(3,278)	$(4,387)	$(1,239)	$(2,636)	$—	$—	$—	$—	$—	$—	$—	$(11,540)
Operating Disbursements	(1,651)	(1,211)	(1,001)	(16,272)	21	—	—	10	(21)	8	—	(20,118)
Insurance	(1)	—	—	—	—	—	—	—	—	—	—	(1)
Tax	(0)	(3)	(55)	(486)	—	—	—	(29)	(21)	—	—	(595)
Capex	(92)	(4,083)	(5)	(128)	—	—	—	—	—	—	—	(4,308)
Professional Fees	(326)	—	—	—	—	—	—	—	—	—	—	(326)

Total Operating Cash Disbursements	$(5,348)	$(9,685)	$(2,300)	$(19,522)	$21	$—	$—	$(19)	$(43)	$8	$—	$(36,888)
Debt Service
Interest	$(51)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(51)
Amortization	(1,250)	—	—	—	—	—	—	—	—	—	—	(1,250)

Total Debt Service Disbursements	$(1,301)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(1,301)
Total Operating Disbursements	$(6,649)	$(9,685)	$(2,300)	$(19,522)	$21	$—	$—	$(19)	$(43)	$8	$—	$(38,188)
Operating Cash Flow	$(5,517)	$7,275	$(525)	$13,939	$21	$—	$—	$(19)	$(43)	$8	$—	$15,138
Restructuring Related
Professional Fees	$(150)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(150)
Financing Fees	(450)	—	—	—	—	—	—	—	—	—	—	(450)
Utilities Deposit	(170)	—	—	—	—	—	—	—	—	—	—	(170)
US Trustee Quarterly Fees	—	—	—	—	—	—	—	—	—	—	—	—
Court Costs	—	—	—	—	—	—	—	—	—	—	—	—

Total Bankruptcy Related Charges	$(770)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(770)
Net Cash Flow (After Restructuring)	$(6,287)	$7,275	$(525)	$13,939	$21	$—	$—	$(19)	$(43)	$8	$—	$14,368

Ending Book Cash												$72,226

MOR-1 (Debtor)

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	Seventy Seven Finance Inc. et al.	Case No:	16-11409 (LSS)
	Debtors		Jointly Administered

		Reporting Period:	6/7/16 - 6/30/16

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated Debtors

Amounts Expressed in $‘000 unless otherwise specified

	Current Month		Cumulative Filing to Date
	Actual	Projected (1)	Actual	Projected (2)
Beginning Book Cash	$57,858	$57,930	$57,858	$57,930
Cash Receipts
Customer Cash Receipts	$51,933	$42,624	$51,933	$42,624
Miscellaneous Cash Receipts	1,393	2,480	1,393	2,480

Total Cash Receipts	$53,327	$45,104	$53,327	$45,104
Operating Cash Disbursements
Labor Cost	$(11,540)	$(12,913)	$(11,540)	$(12,913)
Operating Disbursements	(20,118)	(20,274)	(20,118)	(20,274)
Insurance	(1)	—	(1)	—
Tax	(595)	(500)	(595)	(500)
Capex	(4,308)	(6,915)	(4,308)	(6,915)
Professional Fees	(326)	(502)	(326)	(502)

Total Operating Cash Disbursements	$(36,888)	$(41,105)	$(36,888)	$(41,105)
Debt Service
Interest	(51)	$(25)	$(51)	$(25)
Amortization	(1,250)	(1,250)	(1,250)	(1,250)

Total Debt Service Disbursements	$(1,301)	$(1,275)	$(1,301)	$(1,275)
Total Operating Disbursements	$(38,188)	$(42,379)	$(38,188)	$(42,379)
Operating Cash Flow	$15,138	$2,725	$15,138	$2,725
Restructuring Related
Professional Fees	(150)	$(3,409)	$(150)	$(3,409)
Financing Fees	(450)	(517)	(450)	(517)
Utilities Deposit	(170)	(194)	(170)	(194)
US Trustee Quarterly Fees	—	—	—	—
Court Costs	—	—	—	—

Total Bankruptcy Related Charges	$(770)	$(4,120)	$(770)	$(4,120)
Net Cash Flow (After Restructuring)	$14,368	$(1,395)	$14,368	$(1,395)

Ending Book Cash	$72,226	$56,535	$72,226	$56,535

Note(s):

(1)	Projected amounts reflect forecasted weekly activity from Petition date through the weeks ending 6/10, 6/24 and 7/1.
(2)	Projected amounts reflect forecasted weekly activity from Petition date through the end of the reporting period.

MOR-1 (Consol)

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	Seventy Seven Finance Inc. et al.	Case No:	16-11409 (LSS)
	Debtors		Jointly Administered

		Reporting Period:	6/7/16 - 6/30/16

CONSOLIDATING SUMMARY OF U.S. TRUSTEE FEES

Disbursements Expressed in $‘000, UST Fees expressed in Dollars

Debtor (Case #)	Apr-16	May-16	Jun-16	Quarterly Distrib.	Fees (In Dollars)
Seventy Seven Operating LLC (16-11411)
Total Disbursements	$—	$—	$7,419	$7,419
Less: Transfers to DIP Accounts	—	—	—	—
Plus: Estate Disbur. by 3rd Parties	—	—	—	—

Total Disbur. For UST Quarterly Fees	$—	$—	$7,419	$7,419	$13,000

Nomac Drilling, L.L.C. (16-11414)
Total Disbursements	$—	$—	$9,685	$9,685
Less: Transfers to DIP Accounts	—	—	—	—
Plus: Estate Disbur. by 3rd Parties	—	—	—	—

Total Disbur. For UST Quarterly Fees	$—	$—	$9,685	$9,685	$13,000

Great Plains Oilfield Rental, L.L.C. (16-11412)
Total Disbursements	$—	$—	$2,300	$2,300
Less: Transfers to DIP Accounts	—	—	—	—
Plus: Estate Disbur. by 3rd Parties	—	—	—	—

Total Disbur. For UST Quarterly Fees	$—	$—	$2,300	$2,300	$9,750

Performance Technologies, L.L.C. (16-11415)
Total Disbursements	$—	$—	$19,522	$19,522
Less: Transfers to DIP Accounts	—	—	—	—
Plus: Estate Disbur. by 3rd Parties	—	—	—	—

Total Disbur. For UST Quarterly Fees	$—	$—	$19,522	$19,522	$20,000

PTL Prop Solutions, L.L.C. (16-11416)
Total Disbursements	$—	$—	$(21)	$(21)
Less: Transfers to DIP Accounts	—	—	—	—
Plus: Estate Disbur. by 3rd Parties	—	—	—	—

Total Disbur. For UST Quarterly Fees	$—	$—	$(21)	$(21)	$325

Seventy Seven Finance Inc. (16-11409)
Total Disbursements	$—	$—	$—	$—
Less: Transfers to DIP Accounts	—	—	—	—
Plus: Estate Disbur. by 3rd Parties	—	—	—	—

Total Disbur. For UST Quarterly Fees	$—	$—	$—	$—	$325

Seventy Seven Energy Inc. (16-11410)
Total Disbursements	$—	$—	$—	$—
Less: Transfers to DIP Accounts	—	—	—	—
Plus: Estate Disbur. by 3rd Parties	—	—	—	—

Total Disbur. For UST Quarterly Fees	$—	$—	$—	$—	$325

Seventy Seven Land Company LLC (16-11413)
Total Disbursements	$—	$—	$19	$19
Less: Transfers to DIP Accounts	—	—	—	—
Plus: Estate Disbur. by 3rd Parties	—	—	—	—

Total Disbur. For UST Quarterly Fees	$—	$—	$19	$19	$650

SSE Leasing LLC (16-11417)
Total Disbursements	$—	$—	$43	$43
Less: Transfers to DIP Accounts	—	—	—	—
Plus: Estate Disbur. by 3rd Parties	—	—	—	—

Total Disbur. For UST Quarterly Fees	$—	$—	$43	$43	$650

Keystone Rock & Excavation, L.L.C. (16-11418)
Total Disbursements	$—	$—	$(8)	$(8)
Less: Transfers to DIP Accounts	—	—	—	—
Plus: Estate Disbur. by 3rd Parties	—	—	—	—

Total Disbur. For UST Quarterly Fees	$—	$—	$(8)	$(8)	$325

Western Wisconsin Sand Company, LLC (16-11419)
Total Disbursements	$—	$—	$—	$—
Less: Transfers to DIP Accounts	—	—	—	—
Plus: Estate Disbur. by 3rd Parties	—	—	—	—

Total Disbur. For UST Quarterly Fees	$—	$—	$—	$—	$325

GRAND TOTAL QUARTERLY US TRUSTEE FEES (in Dollars)					$58,675

MOR-1 (Fees)

In re:	Seventy Seven Finance Inc. et al.	Case No:	16-11409 (LSS)
	Debtor		Jointly Administered

		Reporting Period:	6/7/16 - 6/30/16

SCHEDULE OF CURRENT BANK BALANCES

Provided in lieu of bank reconciliations. Statements available to UST upon request

Account Name	Bank Name	Account Number
SSE Operating	Wells Fargo Bank	xxxxxx9291	—
SSE Disbursement	Wells Fargo Bank	xxxxxx8639	—
SSO Operating	Wells Fargo Bank	xxxxxx5493	69,698,595
SSO Disbursement	Wells Fargo Bank	xxxxxx0348	—
SSO Segregated Funds	Wells Fargo Bank	xxxxxx6519	11,379,363
SSO Sedewick	Wells Fargo Bank	xxxxxx5357	80,361
SSS Operating	Wells Fargo Bank	xxxxxx1599	—
SSS Disbursement	Wells Fargo Bank	xxxxxx1525	—
SSL Operating	Wells Fargo Bank	xxxxxx1464	—
SSL Disbursement	Wells Fargo Bank	xxxxxx0595	—
SSE Leasing Operating	Wells Fargo Bank	xxxxxx8841	—
SSE Leasing Disbursement	Wells Fargo Bank	xxxxxx1610	—
Nomac Operating	Wells Fargo Bank	xxxxxx1472	—
Nomac Disbursement	Wells Fargo Bank	xxxxxx9001	—
PTL Disbursement	Wells Fargo Bank	xxxxxx2221	—
PTL Operating	Wells Fargo Bank	xxxxxx1456	—
PTL Prop Disbursement	Wells Fargo Bank	xxxxxx0603	—
PTL Prop Operating	Wells Fargo Bank	xxxxxx1506	—
Great Plains Operating	Wells Fargo Bank	xxxxxx1573	—
Great Plains Disbursement	Wells Fargo Bank	xxxxxx9016	—
OTS Operating	Wells Fargo Bank	xxxxxx1581	—
OTS Disbursement	Wells Fargo Bank	xxxxxx3246	—
WWS Operating	Wells Fargo Bank	xxxxxx1498	—
WWS Disbursement	Wells Fargo Bank	xxxxxx0611	—
Keystone Rock & Excavation Disbursement	Wells Fargo Bank	xxxxxx0657	—
Utility Adequate Assurance	Wells Fargo Bank	xxxxxx2942	170,368
Seventy Seven Operating	Union Bank	xxxxxx8524	535,016
Mid-States Oilfield Supply	Union Bank	xxxxxx0252	—
Nomac Drilling	Union Bank	xxxxxx0237	—
Mid-States Oilfield Machine	Union Bank	xxxxxx0161	—
Performance Technologies	Union Bank	xxxxxx0211	—
Great Plains Oilfield Rental	Union Bank	xxxxxx0229	—
Oilfield Trucking Solutions	Union Bank	xxxxxx0146	—
Keystone Rock & Excavation	Union Bank	xxxxxx0203	—
Hodges Trucking Company LLC	Union Bank	xxxxxx8025	—
Seventy Seven Operating LLC	Oppenheimer	xxxxxx4275	1,768,000
Seventy Seven Operating	PayPal	xxxxxx2S4Q	—

		TOTAL	$83,631,703

MOR-1a

In re:	Seventy Seven Finance Inc. et al.	Case No:	16-11409 (LSS)
	Debtor		Jointly Administered

		Reporting Period:	6/7/16 - 6/30/16

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule includes all retained professional payments form case inception to current month

Name of Payee	Period Covered	Amount Approved	Name of Payor	Check		Amount Paid
				Date	Number	Fees	Expenses
Alvarez & Marsal North America LLC		—	Seventy Seven Operating LLC			—	—
Alvarez & Marsal (petition-to-date)		$—				$—	$—
Prime Clerk		—	Seventy Seven Operating LLC			—	—
Prime Clerk (petition-to-date)		$—				$—	$—
Baker Botts LLP		—	Seventy Seven Operating LLC			—	—
Baker Botts (petition-to-date)		$—				$—	$—
Morris, Nichols, Arsht & Tunnell LLP		—	Seventy Seven Operating LLC			—	—
Morris, Nichols (petition-to-date)		$—				$—	$—
Ernst & Young LLP		—	Seventy Seven Operating LLC			—	—
Ernst & Young (petition-to-date)		$—				$—	$—

MOR-1b

Form MOR-2 - Consolidating Statement of Operations

For reporting period 06/01/16 through 06/30/16

(excludes Debtor entities with no P&L activity for reporting period)

Seventy Seven Energy - June 2016 Income Stmt by Entity (1)

As of June 30, 2016

	Great Plains Oilfield Rental	Keystone Rock & Excavation	Nomac Drilling	Performance Technologies	PTL Prop Solutions	Seventy Seven Energy	Seventy Seven Land	Seventy Seven Leasing	Seventy Seven Operating	Grand Total
(01)Revenues	2,767,005	—	18,751,084	12,160,644	—	—	—	—	—	33,678,734
Revenues	2,767,005	—	18,751,084	12,160,644	—	—	—	—	—	33,678,734
(01a)I/C Revenues	(134,675)	—	(17,985)	—	—	—	(3,459,838)	(2,125,000)	—	(5,737,498)
Revenues	(134,675)	—	(17,985)	—	—	—	(3,459,838)	(2,125,000)	—	(5,737,498)
(02)Operating Expense	(2,344,742)	(225)	(9,312,189)	(15,848,812)	20,752	—	(95,640)	—	—	(27,580,856)
Capital Settlement	—	—	(1,330)	1,258	—	—	—	—	—	(72)
Communication Expense	(7,758)	—	(3,459)	(11,842)	—	—	—	—	—	(23,059)
Cost of Goods Sold	—	—	(1,003,000)	(7,321,058)	—	—	—	—	—	(8,324,058)
Insurance	44,730	(225)	(538,950)	(240,625)	—	—	(14,944)	—	—	(750,014)
Labor Costs	(1,599,386)	—	(4,993,596)	(2,919,102)	—	—	—	—	—	(9,512,084)
Other Operating Costs	(387,907)	—	(1,522,062)	(1,393,222)	20,752	—	(80,696)	—	—	(3,363,134)
Rental Expenses	(53,286)	—	(131,761)	(482,311)	—	—	—	—	—	(667,358)
Repairs & Maintenance / Supplies	(106,039)	—	(797,809)	(1,815,083)	—	—	—	—	—	(2,718,932)
Subcontract Services	(51,246)	—	(3,883)	(411,831)	—	—	—	—	—	(466,959)
Transporation	(142,025)	—	(28,928)	(965,592)	—	—	—	—	—	(1,136,545)
Travel, Meals, Lodging & Ent’mt	(41,825)	—	(287,413)	(289,404)	—	—	—	—	—	(618,642)
(02a)I/C Operating Expense	432,368	—	2,647,581	671,309	—	—	—	—	—	3,751,258
Other Operating Costs	432,368	—	2,647,581	671,309	—	—	—	—	—	3,751,258
(03) Depreciation & Amortization	(2,510,032)	(16,075)	(11,620,955)	(7,333,658)	—	—	(602,455)	(404,383)	(470,182)	(22,957,739)
Depreciation and amortization	(2,510,032)	(16,075)	(11,620,955)	(7,333,658)	—	—	(602,455)	(404,383)	(470,182)	(22,957,739)
(05) General & Administrative Expense	(66,908)	—	(1,782)	(4,500)	—	(300,000)	—	—	(21,582,109)	(21,955,298)
Advertising Promotions	—	—	—	—	—	—	—	—	—	—
Communication Expense	—	—	—	—	—	—	—	—	(205,062)	(205,062)
Dues & Subscriptions	—	—	—	—	—	—	—	—	(6,712)	(6,712)
Fees	—	—	—	—	—	—	—	—	(704,206)	(704,206)
Insurance - SG&A	—	—	—	—	—	—	—	—	(478,408)	(478,408)
Labor Costs	—	—	—	—	—	—	—	—	(3,208,756)	(3,208,756)
Others - G&A	(66,908)	—	(1,782)	(4,500)	—	(300,000)	—	—	(16,938,090)	(17,311,279)
Rentals	—	—	—	—	—	—	—	—	(4,422)	(4,422)
Travel,Meals,Lodging&Ent’mt	—	—	—	—	—	—	—	—	(36,452)	(36,452)
(05a) I/C General & Administrative Expense	—	—	—	—	—	—	—	—	1,986,240	1,986,240
Others - G&A	—	—	—	—	—	—	—	—	1,986,240	1,986,240
(07) Gain/Loss on Disposal of Assets	(570,171)	—	(45,087)	—	—	—	—	—	—	(615,258)
Gain/Loss on Sale of Assets	(570,171)	—	(45,087)	—	—	—	—	—	—	(615,258)
(08) Impairment	(286,885)	—	(2,900,000)	—	—	—	(2,602,561)	—	—	(5,789,446)
Impairment	(286,885)	—	(2,900,000)	—	—	—	(2,602,561)	—	—	(5,789,446)
(09) Interest Expense	—	—	—	—	—	(499,463)	—	—	(3,041,164)	(3,540,627)
Interest Income (Expense)	—	—	—	—	—	(499,463)	—	—	(3,041,164)	(3,540,627)
(12) Other Income	471	2,259	8,431	21,316	—	—	12,930	258	265,497	311,163
Other Income (Expense)	471	2,259	8,431	21,316	—	—	12,930	258	265,497	311,163
(13) Reorganization Items, net	—	—	—	—	—	(23,318,860)	—	—	(8,438,301)	(31,757,161)
Reorganization Items, net	—	—	—	—	—	(23,318,860)	—	—	(8,438,301)	(31,757,161)
(14) Income Tax Expense (Benefit)	—	—	—	—	—	32,252,576	—	—	—	32,252,576
Income Tax Expense (Benefit)	—	—	—	—	—	32,252,576	—	—	—	32,252,576
G and Total	(3,011,262)	(14,041)	(5,120,496)	(11,005,010)	20,752	8,134,253	(3,287,725)	(404,125)	(33,266,259)	(47,953,913)

Note(s):

(1)	Financial statements provided herein have been prepared in accordace wth GAAP and reviewed, but are not yet audited. As such, the attached financial statements are subject to further adjustment.

Form MOR-3 - Consolidating Balance Sheets

As of 06/30/16

(excludes Debtor entities with no BS balances for reporting period)

Seventy Seven Energy - Balance Sheet by Entity (1)

As of June 30, 2016

Company Name	Great Plains Oilfield Rental	Keystone Rock & Excavation	Nomac Drilling	Performance Technologies	PTL Prop Solutions	Seventy Seven Energy	Seventy Seven Land	Seventy Seven Leasing	Seventy Seven Operating	Western Wisconsin Sand	Grand Total
.01Current Assets	9,574,836	2,259	55,458,152	49,941,665	100,000	1,619,079	52,137	—	89,824,150	—	206,572,277
Cash & Cash Equivalent	—	—	—	—	—	—	—	—	79,638,912	—	79,638,912
Deferred Tax Asset						1,444,079					1,444,079
Inventory			3,330,396	12,168,804							15,499,200
Other	1,191,158	2,259	3,459,491	2,527,703	100,000	175,000	45,757		8,406,193		15,907,561
Short-Term Investments									1,770,255		1,770,255
Trade Receivables, Net	8,383,678	—	48,668,265	35,245,158	—	—	6,380	—	8,790	—	92,312,271
.02PP&E	58,213,562	1,136,883	982,512,582	167,239,803	22,002		170,734,053	48,484,401	23,741,771	3,343,768	1,455,428,826
Property, Plant & Equipment, net	58,213,562	1,136,883	982,512,582	167,239,803	22,002		170,734,053	48,484,401	23,741,771	3,343,768	1,455,428,826
.03Other Assets	—		600,661	11,652	7,448,488	—			27,815,479	3,093,750	38,970,030
Deferred Financing Costs									—		—
Intangibles, net			—								—
Investments	—		—	—	—	—			—		—
LT Other Assets			114,661	11,652	7,448,488				27,815,479	3,093,750	38,484,030
Other			486,000						—		486,000
.04Current Liabilities	(3,877,250)	—	(25,429,612)	(23,097,769)	(4,710)	(11,449,364)	(420,893)	(66,985)	(44,045,762)	(25,000)	(108,417,346)
Accounts Payable	(621,263)	—	(9,442,857)	(14,734,406)	—	—	—	—	(904,866)	(25,000)	(25,728,392)
Current Portion of Long-Term Debt									(5,000,000)		(5,000,000)
Other Current Liabilities	(3,255,988)	—	(15,986,755)	(8,363,364)	(4,710)	(11,449,364)	(420,893)	(66,985)	(38,140,896)	—	(77,688,954)
.05LT Liabilities		(948,167)	(114,661)	(11,652)		(478,323,334)			(1,126,499,908)		(1,605,897,724)
Deferred Income Taxes						(28,323,334)					(28,323,334)
Other		(948,167)	(114,661)	(11,652)					(815,479)		(1,889,960)
Senior Notes Due 2019									(650,000,000)		(650,000,000)
Senior Notes Due 2022						(450,000,000)					(450,000,000)
Term Loan Due 2021									(475,684,430)		(475,684,430)
.06Equity	59,494,280	135,367	478,421	23,505,861	8,511,126	(444,721,491)	6,164,207	(16,466)	359,792,630	—	13,343,936
Additional Paid-In Capital						(361,436,279)					(361,436,279)
Common Stock						(589,684)					(589,684)
Investment by Parent	—	—	—	—	—	—	—	—	—	—	—
Retained Earnings (Current Year)	18,717,494	31,399	(4,096,314)	34,149,549	14,481	(14,035,946)	2,646,158	(340,287)	105,759,492		142,846,025
Retained Earnings (Prior Year)	40,776,786	103,969	4,574,735	(10,643,688)	8,496,646	(68,659,582)	3,518,049	323,821	254,033,138		232,523,874
Grand Total	123,405,428	326,342	1,013,505,543	217,589,559	16,076,906	(932,875,110)	176,529,505	48,400,950	(669,371,640)	6,412,518	0

Note(s):

(1)	Financial statements provided herein have been prepared in accordace wth GAAP and reviewed, but are not yet audited. As such, the attached financial statements are subject to further adjustment.

10

In re:	Seventy Seven Finance Inc. et al.	Case No:	16-11409 (LSS)
	Debtor		Jointly Administered

		Reporting Period:	6/7/16 - 6/30/16

SUMMARY OF UNPAID POSTPETITION DEBTS

Accounts Payable Aging attached hereto

	Number of Days Past Due
	Current	0 - 30	31 - 60	61 - 90	Over 90	TOTAL
Accounts Payable	$10,408,758	$—	$—	$—	$—	$10,408,758
Wages Payable	5,142,949	—	—	—	—	5,142,949
Taxes Payable	28,880,326	—	—	—	—	28,880,326
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt / Adequate Protection Pmts	484,593,031	—	—	—	—	484,593,031
Professional Fees	—	—	—	—	—	—
Amounts due to “Insiders”	—	—	—	—	—	—
Other Current Accrued Liabilities	5,468,646	—	—	—	—	5,468,646
Other Long-Term Liabilities	948,167	—	—	—	—	948,167

Total Postpetition Debts	$535,441,877	$—	$—	$—	$—	$535,441,877

MOR-4

In re:	Seventy Seven Finance Inc. et al.	Case No:	16-11409 (LSS)
	Debtor		Jointly Administered

		Reporting Period:	6/7/16 - 6/30/16

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$119,931,322
+ Amounts billed during the period	27,250,621
- Amounts collected during the period	51,933,059

Total Accounts Receivable at the end of the reporting period	$95,248,885

Accounts Receivable Aging	Amount
0 - 30 days old	$55,807,542
31 - 60 days old	34,471,388
61 - 90 days old	1,153,945
91+ days old	3,816,009

Total Accounts Receivable	$95,248,885

Amount considered uncollectable (bad debt)	(2,936,613)

Accounts Receivable (Net)	$92,312,272

DEBTOR QUESTIONNAIRE

Must be Completed Each Month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X(1)

Note(s):

(1)	On 6/27, and in accordance with this Court’s Interim Order on the Utility Motion (D.I. #65), the Debtors established an Adequate Assurance account with Wells Fargo and funded with $170,368.

MOR-5